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     SUPPLEMENT NO. 1 dated August 15, 2001

TO   PROSPECTUS dated March 1, 2001

FOR  STATE STREET RESEARCH STRATEGIC INCOME PLUS FUND
     A SERIES OF STATE STREET RESEARCH FINANCIAL TRUST

AVAILABILITY OF SHARES;
PROPOSED LIQUIDATION

After August 31, 2001, shares of the State Street Research Strategic Income Plus Fund will be available only to existing shareholders of the fund through reinvestment of dividends and distributions.

A Special Meeting of Shareholders of the fund has been tentatively scheduled for December 2001. At this meeting, shareholders will be asked to consider and approve the liquidation of the fund in accordance with a plan of liquidation.

Subject to shareholder approval of the liquidation, the portfolio securities of the fund will be sold, and the fund will distribute its net assets to shareholders in cash, pro rata in accordance with their shareholdings.

                                                                   STP-4364-0801
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